UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2026

MNTN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42664	26-4741839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
823 Congress Avenue #1827
Austin, TX 78768
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (310) 895-2110
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MNTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 3, 2026, the Board of Directors (the “Board”) of MNTN, Inc. (the “Company”) elected Michael J. Katz as a Class II director, effective as of such date, to serve until the Company’s 2027 annual meeting of stockholders or until his successor is duly elected and qualified.
Mr. Katz, 48, currently serves as a strategic advisor to T-Mobile US, Inc. (“T-Mobile”), after serving as its Chief Business & Product Officer from December 2025 to July 2026. In that role, Mr. Katz led teams across marketing, strategy, product, brand and communications, along with the enterprise technology, data and AI organizations that power every customer interaction across T-Mobile. Mr. Katz has served in various other leadership roles across his nearly three-decade career at T-Mobile, including as T-Mobile’s President, Marketing, Strategy and Products from October 2023 to December 2025; President, Marketing Innovation and Experience from December 2022 to October 2023; Chief Marketing Officer from June 2022 to December 2022; President, T-Mobile Business Group from September 2021 to March 2022; and Executive Vice President, T-Mobile for Business from 2016 to September 2021. Mr. Katz has been recognized by Forbes as one of the 50 most influential chief marketing officers multiple times, reflecting his impact in building customer-first brands and businesses. He currently serves on the board of Swedish Health Services and is a member of the Colorado State University College of Business Global Leadership Council. Mr. Katz holds a Bachelor of Arts from Colorado State University.
Mr. Katz is eligible to participate in the Company’s Non-Employee Director Compensation Program (the “Program”), the terms of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026.
The Company expects to enter into its standard form of indemnification agreement with Mr. Katz.
There is no arrangement or understanding between Mr. Katz and any other persons pursuant to which Mr. Katz was selected as a director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Katz and any other director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MNTN, INC.

Date:	September 8, 2026	By:	/s/ Patrick A. Pohlen
Patrick A. Pohlen
Chief Financial Officer